                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Baker, Fentress & Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                           Baker, Fentress & Company
                               Established 1891

SUITE 3510 . 200 WEST MADISON STREET .  CHICAGO, ILLINOIS 60606 . (800) BKF-1891

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--APRIL 17, 1997
================================================================================

To Our Shareholders:

  The annual meeting of shareholders of Baker, Fentress & Company will be held at the Daytona Beach Hilton Resort, 2637 South Atlantic Avenue, Daytona Beach, Florida 32118, on Thursday, April 17, 1997, at 10:00 a.m., local time, for the following purposes:

  1. To elect three directors;

  2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the Company; and

  3. To transact such other business as may properly come before the meeting.

  Shareholders of record at the close of business on February 24, 1997 are entitled to vote at the meeting.

                                By Order of the Board of Directors

                                James P. Koeneman
                                Executive Vice President and Secretary

Chicago, Illinois
February 26, 1997

  You are requested to indicate voting instructions on the enclosed proxy, date and sign, and return it in the enclosed envelope. Please mail your proxy promptly to help save the cost of additional solicitations.

                                PROXY STATEMENT
================================================================================

  The board of directors of the Company is soliciting proxies from shareholders for use at the annual meeting referred to in the notice which this proxy statement accompanies and at any adjournment or adjournments of such meeting. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. A proxy may be revoked at any time before it is voted, either in person at the meeting, by written notice to the Company, or by delivery of a later dated proxy. Shareholders of record at the close of business on February 24, 1997 are entitled to participate in the meeting and to cast one vote for each share held. The Company had 34,042,181 shares of common stock outstanding on the record date. There is no other class of stock outstanding. Proxy material is first being mailed to shareholders on or about February 26, 1997. The 1996 annual report to shareholders is being or has been mailed to the shareholders to whom this notice and proxy statement are being sent.

                         ITEM 1. ELECTION OF DIRECTORS
================================================================================

  Three directors are to be elected at the meeting. The board of directors has nominated the following persons to serve as directors for terms expiring at the annual meeting of shareholders in 2000: Frederick S. Addy, David D. Grumhaus, and Jeffrey A. Kigner, all of whom are now directors. Richard M. Jones, a director since 1988, will retire as of the annual meeting, creating a vacancy on the board of directors. As the board has not yet identified a candidate to stand for election to fill such vacancy, no nominee has been proposed to replace Mr. Jones and the proxies will not be voted to fill that vacancy. If any nominee should be unable to serve, the proxies will be voted for such other person as shall be determined by the persons named as proxies in accordance with their judgment. Shareholders are entitled to one vote per share in the election of directors, with no right of cumulation. Directors will be elected by plurality vote of the shares present at the meeting, in person or by proxy, if a quorum is present.

  Additional information concerning the nominees and the directors who are continuing in office appears below.

                       Directors Nominated for Election

                                                  Class and
Name, Age, and Principal Occupation   Director    Expiration
     Since January 1, 1992             Since       of Term                   Other Business Affiliations
-----------------------------------   --------    ----------    ----------------------------------------------------------
Frederick S. Addy--age 65 (2)           1988      I     1997    Director of JPM Pierpont Fund (a mutual fund) and Enserch
  Retired; prior thereto,                                       Exploration, Inc. (an oil and gas exploration company)
  executive vice president,
  chief financial officer and
  director of Amoco Corporation

David D. Grumhaus--age 61 (1)(3)        1988      I     1997    Director of Niche Software Systems, Inc.
  President of Casey Travel                                     (computer software company)
  Corporation (travel agency) since
  1991; prior thereto, president of
  Chicago Ventures, Inc. and vice
  president and director of Chicago
  Capital Fund (venture capital
  firms)

Jeffrey A. Kigner--age 36* (7)          1996      I     1997
  Executive vice president of John A.
  Levin & Co., Inc., investment advisor
  to and subsidiary of the Company
  since June 1996; prior thereto,
  portfolio manager for predecessor
  to John  A. Levin & Co., Inc.

----------
See notes beginning on page 3.

                         Directors Continuing in Office

                                                           Class and
Name, Age, and Principal Occupation            Director    Expiration
      Since January 1, 1992                     Since       of Term                Other Business Affiliations
--------------------------------------------   --------    ----------    -------------------------------------------------
Bob D. Allen--age 62*                            1992       II   1998     Director of First Union Corporation of Florida and
  President, chief executive officer and                                  First Union National Bank of Flordia
  director  of Consolidated-Tomoka Land Co.
  since 1990; prior thereto, vice chairman
  of First Union Corporation (bank holding
  company)

Eugene V. Fife--age 56 (2)(8)                    1996       III  1999
  President, chief executive officer, and co-
  chairman of the board of directors of
  Multimedia Medical Systems (computer
  software company) since August 1996 and
  limited partner of Goldman, Sachs & Co.
  (investment bankers) since 1995; prior
  thereto, general partner and member of
  the management committee of Goldman,
  Sachs & Co.

J. Barton Goodwin--age 50 (1)(8)                 1987       III  1999
  General partner of Bridge Investors II,
  Teaneck Associates, and GroCap Investors,
  L.L.C., member of Glenpointe Associates,
  LLC and managing director of BCI Advisors,
  Inc. (private capital investment group)

James P. Gorter--age 67* (1)                     1978       III  1999     Director of Consolidated-Tomoka Land Co.,
  Chairman of the board of the Company since                              Levin Management Co., Inc. and Caterpillar, Inc.
  1987; limited partner of Goldman, Sachs & Co.                           (heavy equipment manufacturer)
  (investment bankers) since December 1988;
  prior thereto, general partner and member of
  the management committee of Goldman,
  Sachs & Co.

John A. Levin--age 58* (1)(7)                    1996       III  1999     Director of Morgan Stanley group of investment
  President and chief executive officer of                                funds (4)
  the Company and President of John A. Levin
  & Co., Inc., investment adviser to and
  subsidiary of the Company since June
  1996; prior thereto president of and
  securities analyst/portfolio manager for
  predecessor to  John A. Levin & Co., Inc.

Burton G. Malkiel--age 64 (3)                    1982       III  1999     Director of Prudential Insurance Co. of America,
  Chemical Bank Chairman's Professor of                                   Amdahl Corp. (computer manufacturer),
  Economics, Princeton University; former                                 Southern New England Telecommunications,
  member of the President's Council of                                    Inc. and Vanguard group of investment
  Economic Advisers                                                       companies (5)

David D. Peterson--age 66                        1983       II   1998     Chairman and director of Consolidated-Tomoka
  Retired June 1996; prior thereto, president                             Land Co.
  and chief executive officer of the Company

----------
See notes beginning on page 3.

                         Directors Continuing in Office

                                                  Class and
Name, Age, and Principal Occupation   Director    Expiration
      Since January 1, 1992            Since       of Term       Other Business Affiliations
-----------------------------------   --------    ----------    -------------------------------------------------------------------
Melody L. Prenner Sarnell--age          1996      II   1998
  41* (7)
  Executive vice president of John
  A. Levin &  Co., Inc.,
  investment advisor to and
  subsidiary of the Company
  since June 1996; prior thereto,
  portfolio manager for predecessor
  to John A. Levin & Co., Inc.


William H. Springer--age 67 (2)         1992       II  1998      Director of Walgreen Co. and trustee of the
  Retired; vice chairman and                                     Benchmark Funds and the Goldman Sachs
  director of Ameritech Corp.                                    group of investment funds (6)
  1991 to 1992; prior thereto,
  vice chairman, chief financial and
  administrative officer and director

----------
Notes to Table

     * These directors are "interested persons" of the Company (as defined in the Investment Company Act), as follows: Mr. Allen, as president and chief executive officer of Consolidated-Tomoka Land Co., a controlled affiliate of the Company; Mr. Gorter, as an officer of the Company; Mr. Levin, as an officer of the Company and of Levin Management Co., Inc. and its subsidiaries, and as an affiliate of the Company because of his ownership of more than 5% of the Company's Common Stock; Ms. Sarnell and Mr. Kigner, as officers of Levin Management Co., Inc. and its subsidiaries.

     (1) Member of the executive committee, which has the authority during intervals between meetings of the board of directors to exercise the powers of the board, with certain exceptions. Mr. Grumhaus is the first alternate member of the executive committee.

     (2) Member of the compensation committee, which had three meetings during 1996. The committee makes recommendations to the board of directors concerning the Company's compensation policies. The committee also administers the Levin Management Co., Inc. and Subsidiaries Key Employee Incentive Bonus Plan.

     (3) Member of the audit committee, which had two meetings during 1996. The committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope and review the results of each audit.

     (4) The Morgan Stanley group of investment funds, of which Mr. Levin is a director, includes Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia - Pacific Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; The Morgan Stanley High Yield Fund, Inc.; and The Morgan Stanley India Investment Fund, Inc.

     (5) The Vanguard group of investment companies, of which Mr. Malkiel is a director, includes Explorer Fund, Gemini Fund, W. L. Morgan Growth Fund, Primecap Fund, Trustees Commingled Equity Fund, Vanguard Fixed Income Securities Fund, Vanguard Index Trust, Vanguard Money Market Fund, Vanguard Municipal Bond Fund, Wellesley Income Fund, Wellington Fund, and Windsor Fund.

     (6) The Goldman Sachs group of investment funds, of which Mr. Springer is a trustee, includes Goldman Sachs Equity Portfolios, Inc., Goldman Sachs Trust and Goldman Sachs Money Market Trust.

     (7) In June 1996, the Company's wholly-owned subsidiary, JALC Acquisition Corp., completed its merger with John A. Levin & Co., Inc. ("Old Levco"), a New York-based investment adviser of which Messrs. Levin and Kigner and Ms. Sarnell were officers and employees. Following the merger, JALC Acquisition Corp. changed its name to Levin Management Co., Inc., and contributed its assets to a newly formed subsidiary, also named John A. Levin & Co., Inc., which continued the investment advisory business of Old Levco.

     (8) Member of the nominating committee, which had no meetings during 1996. The committee makes recommendations to the board of directors regarding the selection of candidates to be nominated for election to the board. The committee does not consider nominees recommended by shareholders.

     The Company owns 5 million, or 79.9%, of the outstanding shares of Consolidated-Tomoka Land Co.

     During 1996, the board of directors conducted seven meetings, including regularly scheduled and special meetings. Each director, except Mr. Addy, attended at least 75% of the meetings of the board of directors and committees on which he served during 1996.

            Section 16(a) Beneficial Ownership Reporting Compliance

     Each director and officer of the Company is required to report his or her transactions in shares of Company common stock to the Securities and Exchange Commission within a specified period following a transaction. During 1996 the directors and officers filed all such reports within the specified time period except Messrs. Carhart and Koeneman who each filed one report covering one transaction for one account late.

                  ITEM 2.  SELECTION OF INDEPENDENT AUDITORS
================================================================================

     The Company's board of directors, including a majority of the directors who are not interested persons of the Company, have selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1997. Ernst & Young LLP has served the Company in this capacity since 1987 and has no direct or indirect financial interest in the Company except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Company is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the shareholders' meeting and will be available to respond to any appropriate questions raised at the meeting. The representative from Ernst & Young LLP also will have the opportunity to make a statement if he desires to do so.

                                 OTHER MATTERS
================================================================================

     The management of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matter comes before the meeting, however, the persons named in the proxy solicited by the board of directors will vote thereon in accordance with their judgment.

                              INTERESTS IN STOCK
================================================================================

  The table below contains information as of December 31, 1996 on the number of shares of common stock of the Company and of its controlled affiliate, Consolidated-Tomoka Land Co., as to which each director and each named officer of the Company and all directors and officers of the Company as a group, had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. Mr. Levin is the only person, and Mr. Levin, Ms. Sarnell and Mr. Kigner are members of the only group of persons, known by the Company to own more than 5% of the Company's stock as of December 31, 1996.

                                                               Shares of Baker, Fentress & Company
                                               -------------------------------------------------------------------------
                                                                  Power Over Voting
                                                Outright          or Disposition of
                                               Ownership          Other Shares(a)              Aggregate
                                                                 ---------------------  ---------------------
                                               of Shares         Alone       Shared       Shares     Percent
                                               ---------        --------    ---------   ---------   ---------
Frederick S. Addy.......................           2,995               -            -      2,995         -
Bob D. Allen............................          27,782               -       34,580     62,362        0.2%
Eugene V. Fife..........................               -               -            -          -         -
J. Barton Goodwin.......................               -               -      640,998    640,998        1.9%
James P. Gorter.........................          95,791          47,835      491,590    635,216        1.9%
David D. Grumhaus.......................           5,920               -      429,551    435,471        1.3%
Richard M. Jones........................          15,682               -            -     15,682         -
Jeffrey A. Kigner.......................         333,892               -            -    333,892        1.0%
John A. Levin...........................       3,797,780               -       32,572  3,830,352       11.3%
Burton G. Malkiel.......................               -               -       33,625     33,625        0.1%
David D. Peterson.......................          26,926               -            -     26,926        0.1%
Melody L. Prenner Sarnell...............         417,366               -            -    417,366        1.2%
William H. Springer.....................           4,000               -            -      4,000         -
Steven C. Carhart (b)...................             207               -          625        832         -
James P. Koeneman.......................           1,080           1,000          370      2,450         -
Janet Sandona Jones.....................               -               -            -          -         -
Scott E. Smith..........................               -               -        2,936      2,936         -
                                                ---------         ------    ---------  ---------       -----
 Directors, officers and nominees
    as a group (18 persons).............        4,729,421         48,835    1,666,847  6,445,103       19.0%

                                                               Shares of Consolidated-Tomoka Land Co.
                                               -------------------------------------------------------------------------
                                                                  Power Over Voting
                                                Outright          or Disposition of
                                               Ownership          Other Shares(a)              Aggregate
                                                                ---------------------   ---------------------
                                               of Shares         Alone       Shared       Shares     Percent
                                               ---------        --------    ---------   ---------   ---------

Bob D. Allen.............................      121,220(c)             -             -     121,220(c)    1.9%
J. Barton Goodwin.......................             -                -           800         800        -
James P. Gorter.........................         2,400                -         4,000       6,400       0.1%
John A. Levin...........................             -                -        36,844      36,844       0.6%
David D. Peterson.......................         4,000                -             -       4,000       0.1%
Melody L. Prenner Sarnell...............           200                -             -         200        -
                                              --------             ------   ---------   ---------      -----
Directors, officers and nominees
   as a group (18 persons)..............       127,820                -        41,644     169,464       2.7%

----------
See notes on page 6.

----------
Notes to Stock Ownership Table:

(a) Each person disclaims beneficial ownership of the shares indicated.
(b) Mr. Carhart resigned as an officer of the Company on June 30, 1996, and his share ownership information is as of approximately that date.
(c) Includes 101,600 shares subject to options held by Mr. Allen that were exercisable within 60 days of December 31, 1996.


                              EXECUTIVE OFFICERS
================================================================================

  In addition to James P. Gorter and John A. Levin, the executive officers of the Company are:

Name, Age and Principal Occupation                                                        Year First
       since January 1, 1992                                          Office(a)            Elected
---------------------------------------------------------------    --------------         ---------
James P. Koeneman--age 48.......................................   Executive vice          1983(b)
  Executive vice president and secretary of the Company               president
  (administrative and financial officer)                           and secretary

Scott E. Smith--age 42..........................................   Executive vice          1989(b)
  Executive vice president of the Company (portfolio manager         president
  -private placement portfolio)

Todd H. Steele--age 34..........................................   Vice president          1996
  Vice president of the Company; prior thereto, vice president of Heller Financial, Inc., and Heller Equity Corporation

Janet Sandona Jones--age 40.....................................   Vice president          1986(c)
  Vice president and treasurer of the Company                       and treasurer

----------
(a) Each officer of the Company generally holds office until the first meeting of the Board of Directors after the annual meeting of shareholders and until his or her successor is elected and qualified.
(b) In 1996, Messrs. Koeneman and Smith's titles were changed from vice president to executive vice president.
(c) In 1996, Ms. Jones was elected to the additional office of vice president.

                               CASH COMPENSATION
================================================================================

  The following table sets forth cash compensation paid by the Company during 1996 to (i) each of the directors of the Company and (ii) each of the three highest-paid executive officers of the Company whose aggregate compensation paid by the Company exceeded $60,000.

                                                                       Pension or
                                                                       Retirement
                                                      Aggregate     Benefits Accrued
                                                    Compensation     as Part of the         Total
                                                      from the          Company's       Compensation
Name of Person, Position                             Company(a)         Expenses        from Company
--------------------------------------------------  ------------     ---------------    ------------
Frederick S. Addy................................      $ 16,500            none            $ 16,500
Director

Bob D. Allen.....................................        16,900            none (b)          16,900(b)
Director

Eugene V. Fife....................................       12,550            none               12,550
Director

J. Barton Goodwin.................................       16,900            none               16,900
Director

James P. Gorter...................................       30,150            none               30,150(c)
Chairman of the Board and Director

David D. Grumhaus.................................       17,400            none               17,400
Director

Richard M. Jones..................................       17,400            none               17,400
Director

Jeffrey A. Kigner.................................       11,100            none (d)           11,100(d)
Director

John A. Levin......................................      25,000            none (d)           25,000(d)
President, Chief Executive Officer and Director

Burton G. Malkiel..................................      17,400            none               17,400
Director

David D. Peterson...................................    174,842         $30,000              204,842(c)
Director

Melody L. Prenner Sarnell...........................     11,100            none (d)           11,100(d)
Director

William H. Springer..................................    17,200            none                17,200
Director

James P. Koeneman....................................   223,450          30,000               253,450
Executive Vice President and Secretary

Janet Sandona Jones..................................   116,585          29,146               145,731
Vice President and Treasurer

Scott E. Smith.......................................   227,670          30,000               257,670
Executive Vice President

----------
See notes beginning on page 8.

----------
Notes to Cash Compensation Table:

(a) The amounts shown in this column include the Company's contributions to the Company's money purchase pension plan and deferred 1996 compensation from the Company. The Company made contributions during 1996 in the aggregate amount of $49,099 to eliminate a funding deficit in a defined benefit plan terminated by the Company effective December 31, 1995, which amounts are not included in the table. The Company will defer compensation only for the current tax year. The amount of deferred compensation for 1996 included in the table above and payable by the Company to the officers listed above at December 31, 1996 was: Mr. Peterson (who was an officer of the Company until June 30, 1996) - $0; Mr. Koeneman - $67,000; Ms. Jones - $35,000; and Mr.
    Smith - $75,000. See also "The Company's Retirement Plan," below.

(b) In addition to the amounts shown, Mr. Allen receives compensation from CTO, of which he is president. Mr. Allen participates in the CTO defined benefit pension plan funded by CTO. Pension benefits payable under the CTO plan are based primarily on years of service and the average compensation for the highest five years during the final 10 years of employment. The benefit formula generally provides for a life annuity benefit. The estimated annual benefit payable under the CTO plan upon retirement at age 65 to a person with final average earnings of $150,000 or more and 10 years of service would be approximately $25,444 annually. At December 31, 1996, Mr. Allen was expected to be credited with six years of service.

(c) Mr. Gorter and Mr. Petersen receive compensation from CTO as directors of that company which is in addition to the amounts shown.

(d) Mr. Kigner, Mr. Levin and Ms. Sarnell receive compensation from Levin Management Co. for their services as officers and employees of that company and its subsidiaries, which is in addition to the amounts shown. Mr. Levin, Ms. Sarnell and Mr. Kigner participate in the Levin Management Co., Inc. retirement plan, a money purchase pension plan funded by employer contributions. The amount of the contribution made for each employee is determined by a formula which takes into account, among other things, the age of the employee for whom the contribution is made. The benefit received under the Levin Management Co., Inc. retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

  The Company has a policy of paying additional compensation to the estate of any employee who dies while employed by the Company after one full year of continuous employment. The amount of additional compensation is equal to (i) two months' salary for one to five years, or three months' salary for five or more years of continuous employment, and (ii) a pro rata share of an amount equal to the employee's annual bonus for the year prior to the year of death.

                         THE COMPANY'S RETIREMENT PLAN
================================================================================

  The Company's officers and employees participate in the Company's retirement plan, contributions to which are included in the cash compensation table. The Company's retirement plan is a trusteed money purchase pension plan funded by Company contributions equal to 25% of the compensation paid or accrued to participating employees, subject to a $30,000 annual contribution limitation per participant. The benefit received under the retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

                    PROXY SOLICITATION; VOTING; ADJOURNMENT
================================================================================

  Proxies will be solicited by mail. Proxies may be solicited by directors, officers, and a small number of regular employees, personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Company will inquire of any shareholder of record known to be a broker, dealer, bank, or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Company will supply additional copies of solicitation materials for forwarding to beneficial owners and will make reimbursement for reasonable out-of-pocket costs. The Company will bear the entire cost of solicitation.

  Proxies are tabulated by Harris Trust and Savings Bank, the Company's transfer agent. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the record date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Shares abstaining from voting or present but not voting, including broker non-votes, are counted as "present" for purposes of determining the existence of a quorum. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Company, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

  Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the board of directors determined that adjournment and additional solicitation was reasonable and in the best interest of shareholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation.

                           PROPOSALS OF SHAREHOLDERS
================================================================================

  Any shareholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of shareholders in April 1998 must be received at the principal executive office of the Company (Suite 3510, 200 West Madison Street, Chicago, Illinois 60606) no later than October 29, 1997. Submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or its presentation at the meeting since certain rules under the federal securities laws must be satisfied.

                                     OTHER
================================================================================

  John A. Levin & Co., Inc., a wholly-owned second-tier subsidiary of the Company, is the Company's investment adviser and manages the Company's portfolio of publicly-traded securities. The address of John A. Levin & Co., Inc. is One Rockefeller Plaza, 25th Floor, New York, New York 10020.



February 26, 1997

PROXY                 BAKER, FENTRESS & COMPANY                        PROXY







                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS--APRIL 17, 1997

Eugene V. Fife, J. Barton Goodwin and Burton G. Malklel, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of BAKER, FENTRESS & COMPANY to be held at Daytona Beach Hilton Resort, 2637 South Atlantic Avenue, Daytona Beach, Florida 32118, on Thursday, April 17, 1997 at 10:00 a.m., local time, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                              [_] Check here if you plan to attend the meeting.
                              [_] Check here for address change.

                              New Address:________________________________

                              ____________________________________________

                              ____________________________________________
                              (Continued and to be signed on reverse side.)

All capitalized terms used in this proxy shall have the same meanings assigned to them in the Proxy Statement.

--------------------------------------------------------------------------------




                            YOUR VOTE IS IMPORTANT.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.




3217-Baker, Fentress & Company

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]

The Board of Directors recommends that you vote FOR all nominees and FOR the other proposal below.

1.  Election of directors--Nominees: Frederick S. Addy,   FOR   WITHHOLD FOR ALL
    David D. Grumhaus and Jeffrey A. Kigner               ALL     ALL    EXCEPT

    ---------------------------------------------------   [_]     [_]      [_]
    (Except Nominee(s) written above)

2.  To ratify the election of Ernst & Young LLP as the    FOR   AGAINST  ABSTAIN
    Company's independent auditors.                       [_]     [_]      [_]



This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named and FOR the other proposal specified herein.

Please sign exactly as your name appears, if acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

                                                    Dated:                , 1997
                                                           ---------------


Signature(s)
             -------------------------------------------------------------------

--------------------------------------------------------------------------------
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                         .   FOLD AND DETACH HERE   .


                              [MAP APPEARS HERE]


DIRECTIONS TO
ANNUAL
SHAREHOLDER'S
MEETING




3217--Baker, Fentress & Company